SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 21, 2016, HopFed Bancorp, Inc. (the “Company”) was informed by its independent registered public accounting firm, Rayburn | Fitzgerald PC, that its business has been acquired by Carr, Riggs & Ingram, LLC (“CRI”) effective immediately (the “Acquisition”). As a result of the Acquisition, Rayburn | Fitzgerald PC has requested the Company’s consent to the assignment to CRI of an engagement letter prepared by Rayburn | Fitzgerald PC with the Company dated March 31, 2016.

The Company has filed this Form 8-K because the Acquisition may be considered to constitute a resignation by Rayburn | Fitzgerald PC as its independent registered public accounting firm and to report the engagement of CRI as its independent registered public accounting firm. On December 23, 2016, the Company’s Audit Committee unanimously agreed to consent to the assignment of the engagement letter originally from Rayburn | Fitzgerald to CRI.

The audit reports of Rayburn | Fitzgerald PC regarding the Company’s financial statements for the fiscal years ended December 31, 2015, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2015, 2014 and 2013 and through the date of this Form 8-K, there were no disagreements between the Company and Rayburn | Fitzgerald PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rayburn | Fitzgerald PC, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports on such periods. During the fiscal years ended December 31, 2015, 2014 and 2013 and through the date of this Form 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2015, 2014 and 2013 and through the date of this Form 8-K, the Company, nor anyone on its behalf, did not consult with CRI with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that CRI concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter dated December 28, 2016 from Rayburn | Fitzgerald PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: December 28, 2016	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive Officer